                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)                  April 7, 2000

                          WSi INTERACTIVE CORPORATION
             (Exact name of registrant as specified in its charter)


   BRITISH COLUMBIA, CANADA               O-25860
 ----------------------------     ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)


    Suite 200 - 1200 West Pender Street, Vancouver, BC             V6E 2S9
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         (Address of principal executive offices)                 (zip code)



Registrant's telephone number, including area code   604-681-8589
                                                   -----------------



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                      Exhibit Index is on page 3

                                                                    Page 1 of 21
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ITEM 5.           OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  Exhibit No.       Description
                  -----------       -----------

                  Exhibit 99.1 WSi INTERACTIVE CORPORATION. Press Release dated April 7, 2000.

                  Exhibit 99.2 WSi INTERACTIVE CORPORATION. Material Change Report dated April 7, 2000.

                  Exhibit 99.3 WSi INTERACTIVE CORPORATION. Press Release dated April 11, 2000.

                  Exhibit 99.4 WSi INTERACTIVE CORPORATION. Material Change Report dated April 11, 2000.

                  Exhibit 99.5 WSi INTERACTIVE CORPORATION. Press Release dated April 25, 2000.

                  Exhibit 99.6 WSi INTERACTIVE CORPORATION. Material Change Report dated April 25, 2000.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2000.


                                              WSi INTERACTIVE CORPORATION



                                              By: /s/ JAMES L. HARRIS
                                              __________________________________
                                              Name:  James L. Harris
                                              Title: Secretary
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                                 EXHIBIT INDEX


                                                                   Sequential
Number          Exhibit                                            Page Number

Exhibit 99.1    WSi INTERACTIVE CORPORATION                             4
                Press Release dated April 7, 2000

Exhibit 99.2    WSi INTERACTIVE CORPORATION.                            7
                Material Change Report dated April 7, 2000.

Exhibit 99.3    WSi INTERACTIVE CORPORATION.                           10
                Press Release dated April 11, 2000.

Exhibit 99.4    WSi INTERACTIVE CORPORATION.                           13
                Material Change Report dated April 11, 2000.

Exhibit 99.5    WSi INTERACTIVE CORPORATION.                           16
                Press Release dated April 25, 2000.

Exhibit 99.6    WSi INTERACTIVE CORPORATION.                           19
                Material Change Report dated April 25, 2000.